Share-based compensation	12 Months Ended
Dec. 31, 2022
Share-based compensation [Abstract]
Share-based compensation [Text Block]

26Share-based compensation

Accounting policies

Philips share-based compensation is an equity-settled plan comprising restricted and performance shares. The restricted shares are subject to a three-year service condition and the performance shares include both market and non-market-based performance conditions, in addition to a three-year vesting period. These shares are awarded to the Executive Committee and Senior Management.

The grant date fair value of market-based performance shares is determined through a Monte Carlo valuation model. The grant date fair value of non-market-based performance shares and restricted shares is determined as the share price at the grant date as participants are eligible to receive dividends throughout the vesting period. The costs of share-based compensation plans are revised for expected performance (non-market-based performance shares) and forfeiture and are spread evenly over the service period.

Share-based compensation is recognized over the vesting period as personnel expense in the consolidated statement of income, with a corresponding increase to equity.

Accounting estimates and judgments

The use of a valuation model to determine market-based performance share fair value requires estimates for the expected volatility of the Philips share price and correlation among input variables.

At each reporting date, Philips calculates the expected realization the of non-market-based performance targets and revises the expected share-based compensation expense. The cumulative effect is recorded in the consolidated statement of income with a corresponding adjustment in equity.

No expense is recognized for awards that do not ultimately vest because non-market performance and/or service conditions have not been met.

The purpose of the share-based compensation plans is to align the interests of management with those of shareholders by providing incentives to improve the company’s performance on a long-term basis, thereby increasing shareholder value.

The company has the following plans:

  performance shares: rights to receive common shares in the future based on performance and service conditions;
  restricted shares: rights to receive common shares in the future based on a service condition; and
  options on its common shares, including the 2012 and 2013 Accelerate! grant.

Since 2013 the Board of Management and other members of the Executive Committee are only granted performance shares*). Performance shares as well as restricted shares can be granted to executives, certain selected employees and new employees. Prior to 2013 options were also granted.

Under the terms of employee stock purchase plans established by the company in various countries, employees are eligible to purchase a limited number of Philips shares at discounted prices through payroll withholdings.

Share-based compensation costs were EUR 104 million (2021: EUR 115 million; 2020: EUR 119 million). This includes the employee stock purchase plan of EUR 9 million, which is not a share-based compensation that affects equity . In the Consolidated statements of changes in equity EUR 95 million is recognized in 2022 and represent the costs of the share-based compensation plans. The amount recognized as an expense is adjusted for forfeiture. USD-denominated performance shares, restricted shares and options are granted to employees in the United States only.

Performance shares

The performance is measured over a three-year performance period. The performance shares granted in 2019 have two performance conditions, relative Total Shareholders’ Return ('TSR') compared to a peer group of 20 companies including Philips (2021: 20 companies; 2020: 20 companies, 2019; 20 companies) and adjusted Earnings Per Share growth**) ('EPS'). For performance shares granted in 2020 onwards, an additional non-financial criterion was added around sustainability. The introduction of the sustainability criterion reflects a further alignment of the remuneration package for the Board of Management with Philips‘ mission, vision and aim to act as a responsible member of society. The criterion is based on three Sustainable Development Goals ('SDG') as defined by the United Nations that are included in Philips’ strategy on sustainability (refer to Environment, Social and Governance).

The performance shares vest three years after the grant date. The number of performance shares that will vest is dependent on achieving the performance conditions provided that the grantee is still employed with the company. For the performance shares with a grant date in 2019 the two financial conditions, TSR and EPS, are equally weighted, while for the performance shares with a grant date in 2020, 2021, and 2022 the TSR is weighted 50%, EPS 40% and SDG 10%.

The amount recognized as an expense is adjusted for actual performance of adjusted EPS growth**) and the actual realization of the SDGs since these are non-market performance conditions. It is not adjusted for non-vesting or extra vesting of performance shares due to a relative TSR performance that differs from the performance anticipated at the grant date, since this is a market-based performance condition.

The fair value of the performance shares is measured based on Monte-Carlo simulation, which takes into account dividend payments between the grant date and the vesting date by including reinvested dividends as well as the market conditions expected to impact relative Total Shareholders’ Return performance in relation to selected peers. The following weighted-average assumptions were used for the 2022 grants:

  Risk-free rate: 0.43%
  Expected share price volatility: 32%

The assumptions were used for these calculations only and do not necessarily represent an indication of Management’s expectation of future developments for other purposes. The company has based its volatility assumptions on historical experience measured over a ten-year period.

A summary of the status of the company’s performance share plans as of December 31, 2022 and changes during the year are presented in the following table:

Philips Group

Performance shares

	2021		2022
	shares	weighted average grant-date fair value	shares	weighted average grant-date fair value
EUR-denominated
Outstanding as of January 1	3,545,312	41.31	3,097,713	45.28
Granted	1,121,001	50.73	2,323,435	20.55
Notional dividends1)	62,872	45.22	155,067	33.91
Vested/Issued	(1,466,223)	39.18	(434,329)	40.90
Forfeited	(272,873)	45.90	(233,556)	38.67
Adjusted quantity2)	107,624	37.67	(522,493)	40.48
Outstanding as of December 31	3,097,713	45.28	4,385,837	33.13

USD-denominated
Outstanding as of January 1	2,412,767	47.10	2,005,000	51.48
Granted	693,918	61.32	1,530,585	21.93
Notional dividends1)	41,324	51.42	98,883	37.15
Vested/Issued	(947,772)	47.48	(248,848)	45.23
Forfeited	(268,500)	51.29	(309,570)	44.04
Adjusted quantity2)	73,264	50.06	(326,066)	45.26
Outstanding as of December 31	2,005,000	51.48	2,749,983	36.66
1)Dividend declared in 2022 on outstanding shares.2)Adjusted quantity includes the adjustments made to Performance shares outstanding due to updates on the actual TSR and EPS.

As of December 31, 2022, a total of EUR 103 million of unrecognized compensation costs relate to non-vested performance shares (as of December 31, 2021 EUR 110 million; as of December 31, 2020 EUR 116 million). These costs are expected to be recognized over a weighted-average period of 1.83 years.

Restricted shares

The fair value of restricted shares is equal to the share price at grant date. The company issues restricted shares that, in general, have a 3 year cliff-vesting period provided that the grantee is still employed with the company.

A summary of the status of the company’s restricted shares as of December 31, 2022 and changes during the year are presented in the following table:

Philips Group

Restricted shares

	2021		2022
	shares	weighted average grant-date fair value	shares	weighted average grant-date fair value
EUR-denominated
Outstanding as of January 1	1,813,385	36.20	1,618,488	39.93
Granted	631,347	44.41	1,349,003	22.03
Notional dividends1)	33,430	39.69	81,500	35.67
Vested/Issued	(671,703)	33.96	(540,930)	35.82
Forfeited	(187,648)	40.19	(186,811)	35.06
Cancelled	(323)	35.72
Outstanding as of December 31	1,618,488	39.93	2,321,250	30.73

USD-denominated
Outstanding as of January 1	1,649,847	41.14	1,611,021	46.26
Granted	721,469	53.42	1,463,855	23.60
Notional dividends1)	30,551	44.99	83,151	39.37
Vested/Issued	(584,833)	40.64	(541,336)	41.48
Forfeited	(206,013)	46.09	(271,427)	38.51
Outstanding as of December 31	1,611,021	46.26	2,345,263	33.87
1)Dividend declared in 2022 on outstanding shares.

As of December 31, 2022, a total of EUR 72 million of unrecognized compensation costs relate to non-vested restricted shares (as of December 31, 2021 EUR 66 million; as of December 31, 2020 EUR 62 million). These costs are expected to be recognized over a weighted-average period of 1.84 years.

Option plans

The company granted options that expire after ten years. These options vest after three years, provided that the grantee is still employed with the company. All outstanding options have vested as of December 31, 2022.

The following tables summarize information about the company’s options as of December 31, 2022 and changes during the year:

Philips Group

Options on EUR-denominated listed share

	options	weighted average exercise price
Outstanding as of January 1, 2022	239,077	14.93
Exercised	(226,177)	14.91
Expired	(12,150)	14.82
Outstanding as of December 31, 2022	750	22.43

Exercisable as of December 31, 2022	750	22.43

The exercise prices range from EUR 14.82 to EUR 22.43. The weighted average remaining contractual term for options outstanding and options exercisable as of December 31, 2022, was 0.1 years. The aggregate intrinsic value of the options outstanding and options exercisable as of December 31, 2022, was EUR 0 million.

The total intrinsic value of options exercised during 2022 was EUR 3 million (2021: EUR 6 million, 2020: EUR 9 million).

Philips Group

Options on USD-denominated listed share

	options	weighted average exercise price
Outstanding as of January 1, 2022	150,165	19.75
Exercised	(136,665)	19.53
Expired	(11,550)	20.62
Outstanding as of December 31, 2022	1,950	30.27

Exercisable as of December 31, 2022	1,950	30.27

The exercise prices range from 19.50 to 30.27. The weighted average remaining contractual term for options outstanding and options exercisable as of December 31, 2022, was 0.1 years. The aggregate intrinsic value of the options outstanding and options exercisable as of December 31, 2022, was 0 million.

The total intrinsic value of options exercised during 2022 was USD2 million (2021; USD 7 million, 2020: USD 11 million).

As of December 31, 2022 there were no unrecognized compensation costs related to outstanding options. Cash received from exercises under the company’s option plans amounted to EUR 6 million in 2022 (2021: EUR 9 million, 2020: EUR 21 million), The actual tax deductions realized as a result of USD option exercises totaled approximately 0.6 million in 2022 (2021: EUR 1 million, 2020: EUR 3 million).

The outstanding options as of December 31, 2022 are categorized in exercise price ranges as follows:

Philips Group

Outstanding options

in millions of EUR unless otherwise stated

	options	intrinsic value in millions	weighted average remaining contractual term
EUR-denominated
10-15
15-20
20-25	750		0.1
Outstanding options	750		0.1

USD-denominated
15-20
20-25
25-30
30-35	1,950		0.1
Outstanding options	1,950		0.1

The aggregate intrinsic value in the tables and text above represents the total pre-tax intrinsic value (the difference between the company’s closing share price on the last trading day of 2022 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders if the options had been exercised on December 31, 2022.

The following table summarizes information about the company’s Accelerate! options as of December 31, 2022 and changes during the year:

Philips Group

Accelerate! options

	options	weighted average exercise price
EUR-denominated
Outstanding as of January 1, 2022	136,975	18.13
Exercised	(81,975)	15.24
Outstanding as of December 31, 2022	55,000	22.43

Exercisable as of December 31, 2022	55,000	22.43

USD-denominated
Outstanding as of January 1, 2022	17,500	20.02
Exercised	(17,500)	20.02
Outstanding as of December 31, 2022

Exercisable as of December 31, 2022

The exercise prices of the Accelerate! options are EUR 15.24 and EUR 22.43 for EUR-denominated options and is USD 20.02 for USD-denominated options. The weighted average remaining contractual term for EUR-denominated Accelerate! options outstanding and exercisable as of December 31, 2022 was 0.1 years. The weighted average remaining contractual term for USD-Accelerate! options outstanding and exercisable as of December 31, 2022 was 0 years. The aggregate intrinsic value of the EUR-denominated Accelerate! options outstanding and exercisable as of December 31, 2022, was EUR 0 million. The aggregate intrinsic value of the USD-denominated Accelerate! options outstanding and exercisable as of December 31, 2022 was USD 0 million.

The total intrinsic value of Accelerate! options exercised during 2022 was EUR 1.1 million for EUR-denominated options (2021: EUR 0.7 million, 2020: EUR 1.6 million) and USD 0.3 million for USD-denominated options (2021: USD 0.7 million, 2020: USD 0.9 million).

Cash received from exercises for EUR-denominated and USD-denominated Accelerate! options amounted to EUR 1.6 million in 2022 (2021: EUR 0.7 million, 2020: EUR 1.4 million). The actual tax deductions realized as a result of Accelerate! USD options exercises totaled approximately EUR 0.1 million in 2022 (2021: EUR 0.1 million, 2020: EUR 0.1 million).

*)Executive Committee members can receive restricted share rights as a sign-on LTI awards upon hiring.
**)The definition of this non-IFRS measure and a reconciliation to the IFRS measure is included in Equity